RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, is between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in the Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and Barings Global Short Duration High Yield Fund, a business trust formed under the laws of The Commonwealth of Massachusetts (the “Acquired Fund” and, together with an Acquiring Fund, the “Funds”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, the Acquired Fund is registered with the SEC as a closed-end management investment company and advised by Barings LLC;

WHEREAS, Section 12(d)(l)(A) under the 1940 Act generally limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) generally permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to certain terms and conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of the Acquired Fund in excess of certain limitations of Section 12(d)(l) in reliance on the Rule.

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Fund agree that the Acquiring Funds may invest in the Acquired Fund in reliance on the Rule and as provided herein.

(b)  (i) except as provided in (ii) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(ii) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)  In order to assist an Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of the Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and the Acquired Fund agree that the information on fees and expenses of the Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Fund.

In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each pm1y specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Barings Global Short Duration High
First Trust Portfolios LP.	Yield Fund
120 E. Liberty Drive, Suite 400	Attn: Chief Compliance Officer
Wheaton, IL 60187	Tel: (704) 805-7200
Email: foflegal@ftportfolios.com	Fax: NA
Email: Michael.Cowart@barings.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	[Name]
Attn: Legal Department	Attn: Legal Dept.
First Trust Portfolios LP.	[Address]
120 E. Liberty Drive, Suite 400	[City, State, Zip]
Wheaton, IL 60187	Email:
Email: foflegal@ftportfolios.com

5.	Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in the Acquired Fund made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or the Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and the Acquired Fund that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and the Acquired Fund that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and the Acquired Fund, the provisions set forth in Section l (b) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the Acquired Fund.

7.	Miscellaneous.

(a)  This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section 7(a), such third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party. Any assignment in contravention of this Section 7(a) shall be null and void.

(b)  This Agreement may be amended only by a writing that is signed by each affected party.

(c)  In any action involving the Acquiring Funds under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund.

(d)  The Acquiring Funds and Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(e)  A copy of the Declaration of Trust of the Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquired Fund.

(f)  This Agreement shall be construed on behalf of the Acquired Fund in accordance with the laws of the State of organization of the Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Barings Global Short Duration High Yield Fund

By: Barings LLC

Name:	/s/ Sean Feeley
Title:	President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Blackstone Liquid Credit Strategies LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders. (c) In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.  Use of Name

(a)  The Acquiring Funds shall not use the name, or any tradename, trademark, trade device, service mark, symbol, logo, or any abbreviation, contraction, derivative, or simulation thereof (collectively, “Service Marks”), of the Acquired Funds, or any of their affiliates, in marketing materials unless the Acquiring Funds first receive prior written approval of the Acquired Funds. Likewise, the Acquired Funds shall not use the name, or any Service Mark, of the Acquiring Funds, or any of their affiliates, in marketing materials unless the Acquired Funds first receive prior written approval of the Acquiring Funds. Notwithstanding the foregoing, each Acquiring Fund and Acquired Fund consents to the use of its name and the names of its affiliates to the extent such use is required by applicable law, rule, or regulation, including, without limitation, use in disclosure documents, shareholder communications, advertising, sales literature, and similar communications of an Acquired Fund or Acquiring Fund, as the case may be, to the extent required by applicable law, rule, or regulation.

(b)  It is understood that the names and Service Marks of each party to this Agreement are the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names and Service Marks pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names and Service Marks of the other parties as appropriate and to the extent that continued use is not required by applicable law, rule, or regulation.

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Kevin Michel c/o Blackstone Liquid Credit Strategies LLC 345 Park Avenue, 28th Floor New York, New York, 10154 Email: kevin.michel@blackstone.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Chris Healey Attn: Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001 Email: Christopher.healey@stblaw.com

6.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 6.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

7.  Survival Provision.

If this Agreement is terminated pursuant to Section 6(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

8.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOSED-END FUNDS ADVISED BY BLACKSTONE LIQUID CREDIT STRATEGIES LLC

BY: BLACKSTONE LIQUID CREDIT STRATEGIES LLC ON BEHALF OF ACQUIRED FUNDS

Name:	/s/ Marisa J. Beeney
Title:	Authorized Signatory

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

Name:	/s/ James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

1.	Blackstone Long-Short Credit Income Fund
2.	Blackstone Senior Floating Rate Term Fund
3.	Blackstone Strategic Credit Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”), on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule (as such terms are defined below), severally and not jointly (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by BNY Mellon Investment Adviser, Inc. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser, and the parties hereto intend that this Agreement be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) from purchasing or otherwise acquiring any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Trust, on behalf of the Acquiring Funds, and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and the Trust, on behalf of each Acquiring Fund, agree as follows:

(i)  an Acquiring Fund and its advisory group (as such term is defined in the Rule), will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund will purchase or otherwise acquire shares of an Acquired Fund if, as a result of such purchase, the Acquiring Fund and its advisory group (as defined in the Rule) will own more than 15% of the voting securities of the Acquired Fund, unless the Acquired Fund is given 5 days’ notice of such acquisition and provides its consent to the acquisition;

(iii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iv)  (A) except as provided in (B) below or otherwise required by the Rule, the Trust’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, the Trust and each Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to acquired funds (as defined in the Rule); (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Trust, on behalf of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C), the Trust, on behalf of each Acquiring Fund, agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to acquiring funds (as defined in the Rule); (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.  Notices

All notices, including all information that a party is required to provide to one or more other parties hereto under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Joseph Martella BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, NY 10286 Email: joseph.martella@bnymellon.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Deirdre Cunnane Attn: Legal Dept. 240 Greenwich Street New York, NY 10286 Email: deirdre.cunnane@bnymellon.com

5.  Term and Termination.

(a)  This Agreement shall become effective as of January 19, 2022 and be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, an Acquiring Fund may not purchase shares of an Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, an Acquiring Fund will not be required to reduce its holdings of an Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds that remain subject to the Agreement or the other Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of a particular Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds that remain subject to the Agreement or the other Acquired Funds that are parties hereto.

6.  Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund or an Acquired Fund in which such Acquiring Fund holds voting securities, the provisions set forth in Section 1(b)(iv) shall nonetheless survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by a party without the prior written consent of the other parties.

(b)  This Agreement may be amended only by a writing that is signed by each party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund or series of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, the Trust, on behalf of each Acquiring Fund, agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Trust, on behalf of the Acquiring Funds, and each Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Closed-End Fund Listed on Appendix A hereto

BY:	/s/ James Windels
Name:	James Windels
Title:	Treasurer

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

BNY Mellon High Yield Strategies Fund

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

BNY Mellon Municipal Income, Inc.

BNY Mellon Strategic Municipal Bond Fund, Inc.

BNY Mellon Strategic Municipals, Inc.

DELAWARE FUNDS BY MACQUARIE RULE 12d1-4
FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT (“Agreement”), dated as of January 19, 2022, among each Acquiring Fund, severally and not jointly (each, an “Acquiring Fund”), and each Acquired Fund, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), listed on Schedule A.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act or, as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(1)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and Section 12(d)(1)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(1)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund[s] and the Acquired Fund[s] desire to set forth the following terms pursuant to which the Acquiring Fund[s] may invest in the Acquired Fund[s] in reliance on the Rule and the Acquired Funds, Distributor, or Broker may sell shares of the Acquired Funds to the Acquiring Funds in reliance on the Rule.

1.  Terms of Investment

(a)  With respect to investments in Acquired Funds that operate as closed-end funds (“Acquired CEFs”), the Funds note that Acquired CEFs do not permit daily redemptions, and that Acquired CEFs that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act, would do so only under prescribed circumstances. In addition, in order to help reasonably address the risk of undue influence on Acquired CEFs, by an Acquiring Fund, each Acquiring Fund and each Acquired CEF agree as follows:

(i)	Upon a reasonable request by an Acquired CEF, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired CEF and the scale of its contemplated investments in the Acquired CEF, provided, however, that the Acquiring Funds do not determine, in their sole discretion, that the requested information contains material non-public information;

(ii)	The Funds agree that each Acquiring Fund shall not purchase or otherwise acquire in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e. the 3% limit) of the outstanding shares of the Acquired CEF;
(iii)	During the term of this Agreement, the Acquiring Funds will (a) appear at all Acquired CEF shareholder meetings or otherwise cause Acquired CEF shares owned by the Acquiring Funds to be counted as present thereat for purposes of calculating a quorum and (b) vote or cause to be voted at all Acquired CEF shareholder meetings all Acquired CEF securities owned or held by the Acquiring Funds as of the record date of the such meetings in the same proportion as the vote of all other holders of such securities; and
(iv)	During the term of this Agreement, no Acquiring Fund will effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” with respect to the Acquired CEFs or propose any matter for submission to a vote of shareholders of any Acquired CEF. Additionally, no Acquiring Fund will knowingly sell shares of any Acquired CEF to any investor which the Acquiring Funds know or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(1)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.  [Miscellaneous.]

5.  Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher

c/o First Trust Portfolios L.P

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

David F. Connor (General Counsel)

c/o Macquarie Asset Management

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: David.Connor@macquarie.com

With a copy to:

Jennifer M. Shields

c/o Macquarie Asset Management

Attn: Legal Dept.

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: Jennifer.Shields@macquarie.com

6.  Term and Termination; Assignment; Amendment

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b) or Section 6(c).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(1)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(d)  This Agreement may not be assigned by either party without the prior written consent of the other.

(e)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the advisor of the Acquired Funds to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5, Notices.

(f)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Funds.

(g)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Funds.

(h)  In the case of any Acquiring Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust or the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

(i)  The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(j)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Fund

Delaware Investments Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Ivy High Income Opportunities Fund

David F. Connor	David F. Connor	/s/ David F. Connor
Title: General Counsel	Print	Signature

Acquiring Fund

Ft Series On Behalf of Each of Its Existing and Future Series

By: First Trust Portfolios L.P. on Behalf of Acquiring Funds

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer Title: Chief Financial Officer	Print	Signature

First Trust Cef Income Opportunity Etf, a Series of First Trust Exchange-Traded Fund Viii

James M. Dykas	James M. Dykas	/s/ James M. Dykas
Name of Authorized Signer Title: President & CEO	Print	Signature

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds

FT Series

All existing and Future Series

First Trust Exchange-Traded Fund VIII

First Trust CEF Income Opportunity ETF

Acquired Funds

Delaware Investments Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Ivy High Income Opportunities Fund

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, is made this 11th of January, 2022, by and among each trust identified on Schedule A, (each, an “Acquiring Trust”), on behalf of itself and its respective series identified on Schedule A, severally and not jointly (each, an “Acquiring Fund”), and each trust identified on Schedule B (each, an “Underlying Trust”), on behalf of itself and its respective series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), and shall be effective January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”); or as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

1.  Terms of Investment

(a)  Because Acquired Funds operate as exchange-traded funds, the Funds note that each Acquired Fund is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption order for shares of the Acquired Fund can only be submitted by brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with Acquired Funds’ distributor to transact in shares of the Acquired Funds. The Acquired Funds also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c- l 1 under the 1940 Act, which govern creation and redemptions of the Acquired Funds’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that:

(i)  the Acquiring Funds will transact in shares in the Acquired Funds on the secondary market rather than through direct creation and redemption transactions with the Acquired Fund; and

(ii)  Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund; provided, however, that the Acquiring Fund, does not, in its sole discretion, determine that the requested information includes material non-public information. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired Fund should assist the Acquired Fund’s investment adviser with making the required findings under the Rule.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its investment adviser with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. For the avoidance of doubt, the Acquiring Fund acknowledges and agrees that any information provided by the Acquired Fund under this section is limited to publicly available fee and expense information.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

4.  [RESERVED]

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Jason Pogorelec
c/o First Trust Portfolios, L.P.	c/o Fidelity Investments
120 E. Liberty Drive, Suite 400	245 Summer Street
Wheaton, IL 60187	V13E
Boston, MA 02210
Email: foflegal@ftportfolios.com	Email: Jason.Pogorelec@fmr.com

With a copy to:	Kenneth Robins
W. Scott Jardine, Esq.	c/o Fidelity Investments
Attn: Legal Dept.	245 Summer Street
First Trust Portfolios, L.P.	V10B
120 E. Liberty Drive, Suite 400	Boston, MA 02210
Wheaton, IL 60187	Email: Kenneth.Robins@fmr.com

Email: foflegal@ftportfolios.com
With a copy to:
Shelley Harding
Attn: Legal Dept.
6501 S Fiddlers Green Circle,
Suite 600
Greenwood Village, CO 80111
Email: shelley.harding@fmr.com

6.  Term and Termination; Assignment; Amendment

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of this Agreement, an Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

(d)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Schedule B to this Agreement may be amended by the Acquired Fund to add Additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(e)  This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its choice of law principles.

(f)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Acquiring Trusts.

(g)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of the Acquired Trusts.

7.  Miscellaneous

(a)  Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

(b)  Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(c)  Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.

(d)  Notice. The Acquiring Funds are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust (the “Trust Document”) of which each Acquired Fund is a series (together collectively the “Trusts”) or other organizational documents and agrees that the obligations assumed by the Trusts pursuant to this Agreement shall be limited in all cases to the relevant Acquired Funds and their assets, and the Acquiring Funds shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the relevant Acquired Funds or any other series of the Trusts. In addition, the Acquiring Funds shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Acquiring Funds understands that the rights and obligations of any Fund under the Trust Document or other organizational document are separate and distinct from those of any and all other series of the Trusts.

In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Trust or the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Fund.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly
/s/ James M. Dykas
Name: James M. Dykas
Title: Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ Donald P. Swade
Name: Donald P. Swade Title: Treasurer
Fidelity Merrimack Street Trust, Fidelity Covington Trust Fidelity Commonwealth Trust, on behalf of itself and each of the Acquired Funds listed on Schedule B, Severally and Not Jointly
/s/ Stacie Smith
Name: Stacie Smith Title: Authorized Signer

SCHEDULE A

Acquiring Trusts and Acquiring Funds

Acquiring Trusts	Acquiring Funds
FT Series	All Existing and Future Series
First Trust Exchange-Traded Fund	All Existing and Future Series
First Trust Exchange-Traded Fund II	All Existing and Future Series
First Trust Exchange-Traded Fund III	All Existing and Future Series
First Trust Exchange-Traded Fund IV	All Existing and Future Series
First Trust Exchange-Traded Fund V	All Existing and Future Series
First Trust Exchange-Traded Fund VI	All Existing and Future Series
First Trust Exchange-Traded Fund VII	All Existing and Future Series
First Trust Exchange-Traded Fund VIII	All Existing and Future Series
First Trust Series Fund	All Existing and Future Series
First Trust Variable Insurance Trust	All Existing and Future Series

SCHEDULE B

Acquired Trusts and Acquired Funds

Portfolio #	Portfolio Legal Name	Trust
1283	Fidelity Nasdaq Composite Index ETF	Fidelity Commonwealth Trust
6157	Fidelity Blue Chip Growth ETF	Fidelity Covington Trust
6190	Fidelity Blue Chip Value ETF	Fidelity Covington Trust
6442	Fidelity Clean Energy ETF	Fidelity Covington Trust
6443	Fidelity Cloud Computing ETF	Fidelity Covington Trust
6444	Fidelity Digital Health ETF	Fidelity Covington Trust
2854	Fidelity Dividend ETF for Rising Rates	Fidelity Covington Trust
6445	Fidelity Electric Vehicles and Future Transportation ETF	Fidelity Covington Trust
3354	Fidelity Emerging Markets Multifactor ETF	Fidelity Covington Trust
6339	Fidelity Growth Opportunities ETF	Fidelity Covington Trust
2853	Fidelity High Dividend ETF	Fidelity Covington Trust
3088	Fidelity High Yield Factor ETF	Fidelity Covington Trust
3063	Fidelity International High Dividend ETF	Fidelity Covington Trust
3355	Fidelity International Multifactor ETF	Fidelity Covington Trust
3064	Fidelity International Value Factor ETF	Fidelity Covington Trust
2855	Fidelity Low Volatility Factor ETF	Fidelity Covington Trust
6340	Fidelity Magellan ETF	Fidelity Covington Trust
2856	Fidelity Momentum Factor ETF	Fidelity Covington Trust
2574	Fidelity MSCI Communication Services Index ETF	Fidelity Covington Trust
2566	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity Covington Trust
2567	Fidelity MSCI Consumer Staples Index ETF	Fidelity Covington Trust
2568	Fidelity MSCI Energy Index ETF	Fidelity Covington Trust
2569	Fidelity MSCI Financials Index ETF	Fidelity Covington Trust
2570	Fidelity MSCI Health Care Index ETF	Fidelity Covington Trust
2571	Fidelity MSCI Industrials Index ETF	Fidelity Covington Trust
2572	Fidelity MSCI Information Technology Index ETF	Fidelity Covington Trust
2573	Fidelity MSCI Materials Index ETF	Fidelity Covington Trust
2735	Fidelity MSCI Real Estate Index ETF	Fidelity Covington Trust
2575	Fidelity MSCI Utilities Index ETF	Fidelity Covington Trust
6079	Fidelity New Millennium ETF	Fidelity Covington Trust
6414	Fidelity Preferred Securities & Income ETF’	Fidelity Covington Trust
2857	Fidelity Quality Factor ETF	Fidelity Covington Trust
6341	Fidelity Real Estate Investment ETF	Fidelity Covington Trust
6342	Fidelity Small-Mid Cap Opportunities ETF	Fidelity Covington Trust
3356	Fidelity Small-Mid Multifactor ETF	Fidelity Covington Trust

Portfolio#	Portfolio Legal Name	Trust
5027	Fidelity Stocks for Inflation ETF	Fidelity Covington Trust
6415	Fidelity Sustainability U.S. Equity ETF	Fidelity Covington Trust
6044	Fidelity U.S. Multifactor ETF	Fidelity Covington Trust
2858	Fidelity Value Factor ETF	Fidelity Covington Trust
6416	Fidelity Women’s Leadership ETF	Fidelity Covington Trust
2720	Fidelity Corporate Bond ETF	Fidelity Merrimack Street Trust
6353	Fidelity Investment Grade Bond ETF	Fidelity Merrimack Street Trust
6354	Fidelity Investment Grade Securitized ETF	Fidelity Merrimack Street Trust
2721	Fidelity Limited Term Bond ETF	Fidelity Merrimack Street Trust
3089	Fidelity Low Duration Bond Factor ETF	Fidelity Merrimack Street Trust
2722	Fidelity Total Bond ETF	Fidelity Merrimack Street Trust

[FIDELITY INVESTMENTS Logo]

January 11, 2022

Each Trust and Series

Identified on Schedule A to the Investment Agreement

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

RE:	Notification Requirements Governing Investments in Fidelity ETFs

Ladies and Gentlemen:

Reference is hereby made to the Fund of Funds Investment Agreement by and among each trust, on behalf of itself and its current and future series as identified on Schedule A thereto, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Fidelity Merrimack Street Trust, Fidelity Covington Trust, and Fidelity Commonwealth Trust, each on behalf of itself and its respective series identified on Schedule B thereto, severally and not jointly (each, an “Acquired Fund”), effective January 19, 2022, and executed contemporaneously herewith, as amended from time to time hereafter (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Agreement.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Each Acquiring Fund will promptly notify an Acquired Fund in writing of any purchase or acquisition of shares of the Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities. An Acquiring Fund shall promptly notify an Acquired Fund where an Acquiring Fund and its Advisory Group (as defined by Rule I 2d 1- 4), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities. At such time, and at any time thereafter, upon reasonable request of the Acquired Fund, the Acquiring Fund will also transmit to the Acquired Fund a list of any company controlling, controlled by or under common control with its investment adviser that is a company that would reasonably be expected to be in a position to provide services of a securities-related nature (that is, investment advisory, brokerage, distribution, transfer agency, administration, participant recordkeeping or shareholder services) to the requesting party, or to the actual knowledge of the investment adviser, currently has or is reasonably expected to begin having a material business relationship with the requesting party.
2.	The Acquiring Fund will notify the Fund of any changes to the list of the names as soon as reasonably practicable after a change occurs. If Fidelity Management & Research Company LLC or any of its affiliates actively trade with any of the Acquiring Funds’ affiliates, trading could be blocked until the Fund is notified that the holding percentage has fallen below 5%.
3.	The terms and conditions of the Agreement are incorporated herein by reference thereto. This letter agreement together with the Agreement represents the entire agreement and understanding of the parties hereto; provided however, that in the event of any inconsistency between the terms of this letter agreement and the Agreement, the terms of this letter agreement shall control.

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4.	This letter agreement shall be effective for the duration of the Acquiring and/or Acquired Funds’ reliance on the Rule and shall only be applicable to investments in Acquired Funds made in reliance on the Rule. This letter agreement shall terminate automatically upon the termination of the Agreement pursuant to Section 6(c) therein.
5.	This letter agreement may be amended only by a writing that is signed by each affected party.

[Remainder of Page Intentionally Left Blank]

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If you are in agreement with the foregoing, please countersign the enclosed copy of this letter and return it to the undersigned, whereupon this letter shall become a legally binding obligation of the parties in accordance with its terms effective January 19, 2022.

FT Series, ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly
By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

EACH ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly

By:	/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

Fidelity Merrimack Street Trust, Fidelity Covington Trust Fidelity Commonwealth Trust, EACH ON BEHALF OF ITSELF AND THE ACQUIRED FUNDS LISTED IN THE AGREEMENT, Severally and Not Jointly
By:	/s/ Stacie Smith
Name:	Stacie Smith
Title:	Authorized Signer

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RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit);

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders;

(iv)  Each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may, in its sole discretion, honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds); and

(v)  upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund, to the extent it is not material non-public information.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement. Under Rule 12d1-4(b)(2)(ii), if the date of initial deposit of portfolio securities into an Acquiring Fund that is a unit investment trust occurs after the effective date of Section (b) (2)(ii) of the Rule 12d1-4, the Acquiring Fund’s principal underwriter or depositor will evaluate the complexity of the structure associated with the Acquiring Fund’s investment in acquired funds, including an Acquired Fund, and, on or before such date of initial deposit, will need to find that the Acquiring Fund’s fees and expenses do not duplicate the fees and expenses of the acquired funds that the Acquiring Fund holds or will hold at the date of deposit.

4.  Indemnification

(a)  Each Acquiring Fund agrees to hold harmless and indemnify an Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against such Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Acquiring Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquiring Fund of the terms and conditions of the Rule with respect to the Acquiring Fund’s investment in the Acquired Fund, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of the Rule or this Agreement.

(b)  Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any Claims asserted against such Acquiring Fund or the Trust, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Acquired Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquired Fund of the terms and conditions of the Rule with respect to the Acquiring Fund’s investment in the Acquired Fund, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of the Rule or this Agreement.

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Stephanie Vitiello c/o Highland Capital Management Fund Advisors, L.P. 300 Crescent Court, Suite 700 Dallas, TX 75206 Email: SVitiello@skyviewgroup.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com

6.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 6.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party provided, however, that the provisions of Section 4 shall survive the termination of this Agreement. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund or Acquired Fund upon the termination of such Acquiring Fund or Acquired Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund or Acquired Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

7.  Survival Provision.

If this Agreement is terminated pursuant to Section 6(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

8.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, in the event that a party wishes to include one or more funds in addition to those originally set forth on Appendix A, the relevant party shall so notify the other party in writing, and if the other party agrees in writing, any such fund shall hereunder become an Acquired Fund, and Appendix A shall be amended accordingly.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

(h)  This Agreement may be executed in two or more counterparts, each of which separately shall be deemed an original, but all of which together constitute a single legal document. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, ..tif, .gif, .jpg or similar attachment to electronic mail or by means of DocuSign® or other electronic signature, shall be treated in all manner and respects as an original executed counterpart. Each DocuSign® or other electronic, faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and the parties hereby waive any objection to the contrary.

(i)  If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(j)  The execution of this Agreement shall be deemed to constitute the termination as of the date of this Agreement of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NexPoint Event Driven Fund

/s/ Stephanie Vitiello
Name:	Stephanie Vitiello
Title:	Secretary

Ft Series on behalf of each of its Existing and Future Series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

•	NexPoint Event Driven Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Morgan Stanley Investment Management Inc. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act as interpreted or modified by the SEC or its staff from time to time (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will vote on a non-routine matter in its own discretion (rather than Echo Voting) if it receives a timely request from the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter (as determined by the Acquired Fund) that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to an Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Morgan Stanley Investment Management, Inc. c/o Legal and Compliance Division 1633 Broadway, 29th floor New York, NY 10019
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com

With a copy to:

Mary Mullin

Attn: Legal and Compliance Division

1633 Broadway, 29th floor

New York, NY 10019

Email: Mary.Mullin@morganstanley.com

Princess Kludjeson

Attn: Legal and Compliance Division

1633 Broadway, 29th floor

New York, NY 10019

Email: Princess.Kludjeson@morganstanley.com

5.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.  Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOSED-END FUNDS LISTED ON APPENDIX A

/s/ John H. Gernon
Name:	John H. Gernon
Title:	President and PEO

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Morgan Stanley China A Share Fund, Inc. NYSE: CAF

Morgan Stanley Emerging Markets Debt Fund, Inc. NYSE: MSD

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. NYSE: EDD

Morgan Stanley India Investment Fund, Inc. NYSE: IIF

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its series listed on Appendix A hereto, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to all series of the Trust that are listed on Appendix A, as may be amended from time to time;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(l)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(l)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(l) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its Advisory Group, as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., the 3% Limit);

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents, applicable law or rules thereunder or as agreed to by the parties, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter (as determined by the Acquired Fund) that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 5 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders;

(iv)  each Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may, in its sole discretion, honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds); and

(v)  upon a reasonable request by an Acquired Fund, an Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund, including that an Acquiring Fund will provide notice to an Acquired Fund if at any point the Acquiring Fund and its Advisory Group in the aggregate hold 10% or less of the outstanding voting securities of the Acquired Fund, and will provide a second notice to the Acquired Fund if the aggregate holdings return to 10% or greater of the outstanding voting securities of the Acquired Fund.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement. Under Rule 12d1-4(b)(2)(ii), if the date of initial deposit of portfolio securities into an Acquiring Fund that is a unit investment trust occurs after the effective date of Section (b) (2)(ii) of the Rule 12d1-4, the Acquiring Fund’s principal underwriter or depositor will evaluate the complexity of the structure associated with the Acquiring Fund’s investment in acquired funds, including an Acquired Fund, and, on or before such date of initial deposit, will need to find that the Acquiring Fund’s fees and expenses do not duplicate the fees and expenses of the acquired funds that the Acquiring Fund holds or will hold at the date of deposit.

4.  Indemnification

(a)  Each Acquiring Fund agrees to hold harmless and indemnify an Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against such Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Acquiring Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquiring Fund of the terms and conditions of the Rule with respect to the Acquiring Fund’s investment in the Acquired Fund, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of the Rule or this Agreement.

(b)  Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any Claims asserted against such Acquiring Fund or the Trust, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the Acquired Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquired Fund of the terms and conditions of the Rule with respect to the Acquiring Fund’s investment in the Acquired Fund, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of the Rule or this Agreement.

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Kristi Maher	Tom Dusenberry
First Trust Portfolios L.P.	c/o Salient
120 E. Liberty Drive, Suite 400	4265 San Felipe, 8th Floor
Wheaton, IL 60187	Houston, TX 77027
Email: foflegal@ftportfolios.com	Fax:
Email: dlfundaccounting@salientpartners.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq.	Paul Bachtold
Attn: Legal Department	Attn: Compliance Department
First Trust Portfolios L.P.	4265 San Felipe, 8th Floor
120 E. Liberty Drive, Suite 400	Houston, TX 77027
Wheaton, IL 60187	Fax:
Email: foflegal@ftportfolios.com	Email: pbachtold@salientpartners.com

6.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 6.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

7.  Survival Provision.

If this Agreement is terminated pursuant to Section 6(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section l(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

8.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 5.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

(h)  This Agreement may be executed in two or more counterparts, each of which separately shall be deemed an original, but all of which together constitute a single legal document. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, ..tif, .gif, .jpg or similar attachment to electronic mail or by means of DocuSign® or other electronic signature, shall be treated in all manner and respects as an original executed counterpart. Each DocuSign® or other electronic, faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and the parties hereby waive any objection to the contrary.

(i)  If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(j)  The execution of this Agreement shall be deemed to constitute the termination as of the date of this Agreement of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(l) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

IN WITNESS WHEREOF, the patties have executed this Agreement as of the date first written above.

Acquired Funds

/s/ Kristen Bavazitoglu
Name:	Kristen Bayazitoglu
Title:	Secretary

Ff Series on Behalf of Each of Its Series Listed on Appendix A Hereto

By: First Trust Portfolios L.P. on Behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Salient Midstream & MLP Fund

Acquiring Funds

FT Series

All existing and Future Series

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of 19 January 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Stone Harbor Investment Partners, LLC (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Legal Department
First Trust Portfolios L.P.	c/o Stone Harbor Investment Partners LP
120 E. Liberty Drive, Suite 400	31 West 52nd Street, 16th fl
Wheaton, IL 60187	NY, NY 10019
Email: foflegal@ftportfolios.com	Email: legal@shiplp.com

With a copy to:
W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

5.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.  Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the patties have executed this Agreement as of the date first written above.

Each Acquired Fund listed on Appendix A on behalf of itself and not jointly

/s/ Adam J. Shapiro
Name:	Adam J Shapiro
Title:	Secretary

FT Series on Behalf of Each of its Existing and Future Series

By: First Trust Portfolios L.P. on Behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Stone Harbor Emerging Markets Income Fund

Stone Harbor Emerging Markets Total Income Fund

RULE 12d1-4

UNIT INVESTMENT TRUST OF EXCHANGE-TRADED FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that is operating as an exchange-traded fund (each, an “ETF”) and advised by Hartford Funds Management Company, LLC (the “Adviser”) that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each ETF is registered with the SEC as an open-end investment company under the 1940 Act, is advised by the Adviser and operates as an ETF, and each Acquired Fund is a series of the ETF;

WHEREAS, the parties hereto intend that this Agreement be applicable to all ETFs advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”);

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)  except as otherwise required, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney	Hartford Funds
First Trust Portfolios L.P.	690 Lee Road
120 E. Liberty Drive, Suite 400	Wayne, PA 19087
Wheaton, IL 60187	Email:
Email: foflegal@ftportfolios.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Hartford Funds Attn: Legal Dept. 690 Lee Road Wayne, PA 19087 Email

5.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement with respect to an Acquired Fund, the respective Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund; however, the parties may not rely on the Rule with respect to any additional investment by such terminated Investing Fund in Shares of an Acquired Fund or additional investment in Shares of such terminated Acquired Fund by Investing Funds. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.  Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) hereof shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.  Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Exchange-Traded Funds Advised by Hartford Funds Management Company, LLC

By: Hartford Funds Management Company, Llc On Behalf Of Acquired Funds]

/s/ Gregory Frost
Name:	Gregory Frost
Title:	CFO

FT Series On Behalf Of Each of its Existing and Future Series

By: First Trust Portfolios L.P. On Behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Hartford Funds Exchange-Traded Trust

Hartford Municipal Opportunities ETF (HMOP)

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an ”Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by Flaherty & Crumrine Incorporated (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)      In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)      In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquiring Fund agrees and covenants as follows:

(i)    an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit). To the extent an Acquiring Fund holds or controls with power to vote in excess of 3% of an Acquired Fund’s outstanding voting stock (due to a reduction in the number of outstanding shares of such stock or otherwise, the Acquiring Fund shall (1) take steps to ensure that the Acquiring Fund does not acquire or purchase more of the Acquired Fund’s outstanding voting stock and (2) provide the Acquired Fund and the Adviser with such information as the Adviser reasonably requests as appropriate for the Adviser to make the findings required by Rule 12d1-4(b)(2)(B) in order to assist the Adviser in finding that any undue influence concerns associated with the Acquiring Fund’s investment in an Acquired Fund is reasonably addressed; and

(iii)   (A) except as provided in (B) below, or otherwise required by the Acquiring Fund’s organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)      In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD under the Securities Act of 1933, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be limited to, and provided through delivery or access to, publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	[Name of Fund] 301 E. Colorado Blvd., Suite 800 Pasadena, CA 91101
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Flaherty & Crumrine Incorporated Attn: Compliance Dept. 301 E. Colorado Blvd., Suite 800 Pasadena, CA 91101 Email: compliance@pfdincome.com

5.	Term and Termination.

(a)      This Agreement shall be effective upon execution. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)      This Agreement shall continue until terminated (with respect to one or more Acquiring Funds or Acquired Funds) in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the applicable Acquiring Fund may not purchase additional shares of the applicable Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)      This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)      This Agreement may not be assigned by either party without the prior written consent of the other.

(b)      This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)      In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)      In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)      The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f) For any Acquired Fund that is a Massachusetts business trust or similar trust entity, a copy of the Declaration of Trust of such Acquired Fund is on file with its state of organization, and notice is hereby given that no trustee, officer, employee, agent, or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Acquired Funds Listed on Appendix A

/s/ R. Eric Chadwick
Name:	R. Eric Chadwick
Title:	President

FT Series on behalf of each of its existing and future series

By: First Trust Portfolios L.P. on behalf of Acquiring Funds

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A

Acquired Funds

Registrant: Flaherty & Crumrine Preferred and Income Fund (PFD)

Registrant: Flaherty & Crumrine Preferred Income Opportunity Fund (PFO)

Registrant: Flaherty & Crumrine Preferred and Income Securities Fund (FFC)

Registrant: Flaherty & Crumrine Total Return Fund (FLC)

Registrant: Flaherty & Crumrine Dynamic Preferred and Income Fund (DFP)

FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT is made this 19th of January, 2022, by and among FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (the “Acquiring Fund Trust”), on behalf of the series identified in Schedule A, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Janus Detroit Street Trust (the “Acquired Fund Trust”) on behalf of the series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and collectively the “Acquired Funds” and together with the Acquiring Funds, the “Funds”).

WHEREAS, the Acquiring Fund Trust and the Acquired Fund Trust are registered with the

U.S. Securities and Exchange Commission (“SEC”) as investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act; and;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

I.  TERMS OF INVESTMENT

1.1  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i) In-kind redemptions. For ETFs: The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request partially or wholly in-kind.

(ii) For Acquired ETFs if the adviser determines it to be appropriate for the Fund: Timing/advance notice of transactions. Only upon the request of the Acquired ETF, the Acquiring Fund will use reasonable efforts to spread orders given to an Authorized Participant that reasonably are expected to result in that Authorized Participant redeeming shares from the Acquired ETF over multiple days or to provide advance notification of such orders to the Acquired Fund whenever practicable and only if consistent with the Acquiring Fund’s best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to sell the Acquired ETF shares and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquiring Fund and Acquired ETF each acknowledge and agree that this voluntary notification provision does not apply to trades placed by the Acquiring Fund in secondary markets.

(iii) Scale of investment. Upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes material non-public information. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

1.2  Section 1.1 shall not apply to any purchases or sales of Acquired Funds via secondary market transactions.

1.3  In order to assist the Acquiring Fund’s investment adviser (the “Adviser”) or sub- adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its Adviser and sub-adviser with information reasonably requested to comply with the terms and conditions of Rule 12d1-4, including information on the fees and expenses of the Acquired Fund.

1.4  No Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit) unless the Acquired Fund is given 5 days’ notice of such acquisition.

II.  REPRESENTATIONS OF THE ACQUIRING AND ACQUIRED FUNDS

2.1  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2.2  Each Acquired Fund agrees that any information regarding planned purchases or sales of shares of an Acquired Fund provided pursuant to Section 1.1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

2.3  Each Acquired Fund represents that it will not purchase or otherwise acquire during the term of this Agreement, the securities of an investment company or private fund relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund, except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief.

2.4  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquiring Fund; and (ii) comply with its obligations under this Agreement.

2.5  An Acquiring Fund shall promptly notify an Acquired Fund of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities, and, upon reasonable request by the Acquiring Fund, will provide the Acquired Fund with information reasonably related to such investment (e.g. number of shares owned in an Acquired Fund).

III.  NOTICES

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered mail, overnight mail or electronic mail to the address for each party specified below, which address may be changed from time to time by written notice to the other party.

If to the Acquiring Fund Trust or an Acquiring Fund:

Kristi Maher

c/o First Trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

E-mail: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Atten: Legal Department

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

E-mail: foflegal@ftportfolios.com

If to an Acquired Fund Trust or an Acquired Fund:

Janus Detroit Street Trust

Attn: Chief Legal Officer

c/o Janus Capital Management LLC

151 Detroit Street

Denver CO, 80206

E-mail: JanusHendersonFundofFunds@janushenderson.com

IV.  TERMINATION; ASSIGNMENT; AMENDMENT; GOVERNING LAW

4.1  This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 4.2.

4.2  This Agreement shall continue until terminated in writing by either party upon sixty(60) days’ notice to the other party. Upon termination of this Agreement, the Acquiring Funds may not purchase additional shares of the Acquired Funds beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of this Agreement, an Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund, but will prevent the Acquiring Fund from purchasing additional shares of the acquired fund beyond the limits of section 12(d)(1) in reliance on the Rule. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

4.3  This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

4.4  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Acquired Fund Trust to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 3.

4.5  This Agreement will be governed by the laws of the State of organization of such Acquired Fund without regard to its choice of law principles.

4.6  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Acquiring Fund Trust.

4.7  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of an Acquired Fund Trust.

4.8  In the case of the Acquiring Funds held in First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange- Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, a copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Trust or the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Acquiring Funds.

V.  MISCELLANEOUS

5.1  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT Series, on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly
/s/ James M. Dykas
Name: James M. Dykas
Title: Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

on behalf of itself and each of the Acquiring Funds listed on Schedule A, Severally and Not Jointly

/s/ James M. Dykas
Name: James M. Dykas Title: President and CEO

Janus Detroit Street Trust, on behalf of itself and the Acquired Funds listed on Schedule B, Severally and Not Jointly
/s/ Jesper Nergaard
Name: Jesper Nergaard Title: Vice President, CFO, Treasurer & Principal Accounting Officer

SCHEDULE A

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

SCHEDULE B

Acquired Funds

Janus Henderson International Sustainable Equity ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Net Zero Transition Resources ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Sustainable & Impact Core Bond ETF

Janus Henderson Sustainable Corporate Bond ETF

Janus Henderson U.S. Sustainable Equity ETF

Janus Henderson U.S. Real Estate ETF

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT, dated as of January 19, 2022 (the“Effective Date”) by and between FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each, an “Acquiring Fund”), and ProShares Trust (the “Trust”), a Delaware statutory trust, on behalf of each of its current and future series other than those series identified under the caption “Precautionary Notes: Funds Not Covered by the Agreement” on https://www.proshares.com/investment_agreement.html, severally and not jointly (each, an “Acquired Fund”). Each Acquiring Fund and each Acquired Fund is referred to as a “Fund”.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund[s] and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund[s] may invest in the Acquired Funds in reliance on the Rule.

1.  Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)  In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)  Timing/advance notice of redemptions. With respect to the Acquired Funds named on Schedule A (which may be amended from time to time, upon notification to the Acquiring Fund), the Acquiring Fund will use reasonable efforts to spread large redemption requests (as defined on Schedule A) over multiple days or to provide advance notification of redemption requests to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests.

(iii)  Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.  Representations of the Acquired Funds

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.  Representations of the Acquiring Funds

(a)  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)  An Acquiring Fund shall promptly notify an Acquired Fund:

(i)  Where an Acquiring Fund and its Advisory Group (as defined in the Rule) individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

(ii)  If at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of the amount noted in (i) above.

(c)  Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in those series identified under the caption “Precautionary Notes: Funds Not Covered by the Agreement” on https://www.proshares.com/investment_agreements.html, and that it is an Acquiring Fund’s obligation to review for any changes which may occur from time to time.

4.  Indemnification

(a)  Indemnification by the Acquiring Funds. The Acquiring Funds shall indemnify, defend and hold harmless the Trust, the Acquired Fund, the Advisor and their affiliates and respective officers, directors, employees, agents, successors and assigns (collectively, the “Trust Indemnified Parties” or each a “Trust Indemnified Party”) from and against, and shall reimburse the Trust Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, collective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively referred to herein as “Losses”) directly or indirectly based upon, arising out of, resulting from, relating to or in connection with any breach or violation of this Agreement or any representation set forth in this Agreement.

The Acquiring Funds shall not be liable under this indemnification provision with respect to any Losses to which a Trust Indemnified Party would otherwise be subject by reason of a Trust Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Trust Indemnified Party’s duties or by reason of such Trust Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

The Acquiring Funds shall not be liable under this indemnification provision with respect to any claim made against any of the Trust Indemnified Parties unless such Trust Indemnified Party shall have notified the Acquiring Funds in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Trust Indemnified Party (or after such Trust Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Acquiring Funds of any such claim shall not relieve the Acquiring Funds from any liability which it may have to the Trust Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a Trust Indemnified Party, the Acquiring Funds shall be entitled to participate, at its own expense, in the defense of such action. The Acquiring Funds also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Acquiring Funds to such party of the Acquiring Funds’ election to assume the defense thereof, the Trust Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Acquiring Funds will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(b)  Indemnification by the Trust. The Trust, on behalf of the Acquired Fund(s), shall indemnify, defend and hold harmless the Acquiring Funds and its respective officers, directors, employees, agents, successors and assigns (collectively, the “Acquiring Funds Indemnified Parties” or each an Acquiring Fund Indemnified Party) from and against, and shall reimburse the Acquiring Funds Indemnified Parties for, any and all actions, suits, proceedings, claims, demands, fines, assessments, settlements, corrective or remedial actions, judgments, damages, costs liabilities, losses and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively referred to herein as “Losses”) directly or indirectly based upon, arising out of, resulting from, relating to or in connection with any breach or violation of this Agreement or any representation set forth in this Agreement.

Neither the Trust, nor any Acquired Fund shall be liable under this indemnification provision with respect to any Losses to which an Acquiring Funds Indemnified Party would otherwise be subject by reason of such Acquiring Funds Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Acquiring Funds Indemnified Party’s duties or by reason of such Acquiring Funds Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

Neither the Trust, nor any Acquired Fund shall be liable under this indemnification provision with respect to any claim made against any of the Acquiring Funds Indemnified Parties unless such Acquiring Funds Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Acquiring Funds Indemnified Party (or after such Acquiring Funds Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve any Acquired Fund from any liability which it may have to the Acquiring Funds Indemnified Patty against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Acquiring Funds Indemnified Patty, the Trust, on behalf of the Acquired Fund(s) will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust’s election to assume the defense thereof, the Acquiring Funds Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and neither the Trust nor any Acquired Fund will be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

5.  Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	ProShares Trust
c/o First Trust Portfolios L.P.	c/o ProShare Advisors LLC
120 E. Liberty Drive, Suite 400	Attn: Patrice Blum
Wheaton, IL 60187	7272 Wisconsin Avenue, 21st Floor
Fax:	Bethesda, MD 20814
Email: foflegal@ftportfolios.com	Email: pblum@proshares.com

With a copy to:	With a copy to:
W. Scott Jardine, Esq. Attn: Legal Dept. First Trust Portfolios, L.P. Wheaton, IL 60187	ProShare Advisors LLC Attn: General Counsel 7272 Wisconsin Avenue, 2lst Floor
Fax:	Bethesda, MD 20814
Email: foflegal@ftportfolios.com	Email: generalcounsel@proshares.com

6.  Term and Termination; Assignment; Amendment

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)  This Agreement may not be assigned by either party without the prior written consent of the other.

(d)  This Agreement may be amended only by a writing that is signed by each affected party.

(e)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund(s) that [is/are] involved in the matter in controversy and not to any other series of the Acquiring Funds.

(f)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that [is/are] involved in the matter in controversy and not to any other series of the Acquired Funds.

7.  Termination of Agreements.

The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(l) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

8.  Miscellaneous

(a)  Entire Agreement. This Agreement between the Trust and the Acquiring Funds, contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

(b)  Jurisdiction and Governing Law. The Trust and the Acquiring Funds each hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereunder in any federal or state court within the City of New York, State of New York and agree that service of process may be accomplished pursuant to the provisions of Section 5 (Notices) above. The parties agree to bring any action with respect to this Agreement and the transactions contemplated hereunder exclusively in federal or state court within the City of New York, State of New York. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to conflicts of law principles thereof.

(c)  Headings. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

(d)  Separability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, unless such construction would be unreasonable.

(e)  Waiver. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

(f)  Binding Effect/Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by either party without the prior written consent of the other and any attempted assignment without the required consent shall be void.

(g)  Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided receipt of copies of such counterparts is confirmed.

(h)  Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such pa11y understands and has considered the implications of this waiver, (iii) each such pm1y makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 7(h).

(i)  Amendment. This Agreement may be amended or modified by a written agreement executed by both parties.

(j)  Survival. The following provisions shall survive termination of this Agreement: Section 4 (Indemnification) and Section 7 (Miscellaneous).

(k)  Limitation of Liability of Trustees and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

The First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a “Trust”) are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ProShares Trust

/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

FT Series on Behalf of Each of its Existing and Future Series

By: First Trust Portfolios L.P.

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

/s/ Donald P. Swade
Name:	Donald P. Swade
Title:	Treasurer

SCHEDULE A

List of Funds to Which Timing/Advance Notice of Redemptions Applies

Acquired Fund(s)	Definition of Large Redemption

None	N/A

RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, is among FT Series, First Trust Exchange Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, each on behalf of its separate existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below and as listed on Schedule A (as amended from time to time), severally and not jointly (each, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A (as amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”). This Agreement shall be effective as of January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) or as an unit investment trust under the 1940 Act;

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(l)(B) limits the extent to which a registered investment company, its principal underwriter (“Distributor”) or registered brokers or dealers (“Brokers”) may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(l)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits (i) registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l)(A) and Section 12(d)(l)(C) of the 1940 Act, and (ii) registered investment companies, such as the Acquired Funds, as well as the Distributor and Brokers, knowingly to sell shares of the Acquired Funds to the Acquiring Funds in excess of the limits of Section 12(d)(l)(B) of the 1940 Act, subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) and Section 12(d)(l)(C), as applicable, in reliance on the Rule; and

WHEREAS, an Acquired Fund, Distributor, or Broker, from time to time, may knowingly sell Shares of one or more Acquired Funds to an Acquiring Fund in excess of the limitations of Section 12(d)(l)(B) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, each Acquiring Fund and each Acquired Fund desire to set forth the following terms pursuant to which an Acquiring Fund may invest in an Acquired Fund in reliance on the Rule and an Acquired Fund and its Distributor and Brokers may sell shares of the Acquired Fund to an Acquiring Fund in reliance on the Rule.

1.  Terms of Investment.

(a)  With respect to investments in Acquired Funds that operate as exchange-traded funds (“Acquired ETFs”), the Funds note that each Acquired ETF is designed to accommodate large investments and redemptions, whether from Acquiring Funds or other investors. Creation and redemption orders for shares of the Acquired ETFs can only be submitted by Brokers or other participants of a registered clearing agency (collectively, “Authorized Participants”) that have entered into an agreement (“Authorized Participant Agreement”) with the Acquired ETFs’ distributor to transact in shares of the Acquired ETFs. The Acquired ETFs also have policies and procedures (the “Basket Policies”) that have been adopted pursuant to Rule 6c-l 1 under the 1940 Act, which govern creations and redemptions of the Acquired ETFs’ shares. Any creation or redemption order submitted by an Acquiring Fund through an Authorized Participant will be satisfied pursuant to the Basket Policies and the relevant Authorized Participant Agreement. The Basket Policies include provisions that govern in-kind creations and redemptions, as well as cash transactions. In any event, the Funds generally expect that the Acquiring Funds will transact in shares in the Acquired ETFs on the secondary market rather than through direct creation and redemption transactions with the Acquired ETF. The Funds believe that these material terms regarding an Acquiring Fund’s investment in shares of an Acquired ETF should assist the Acquired ETF’s investment adviser with making the required findings under the Rule.

(b)  In order to assist the Acquiring Fund’s investment adviser or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund to facilitate compliance with the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, the Funds agree that information on fees and expenses of an Acquired Fund shall be provided through delivery of or access to publicly available documents.

(c)  An Acquiring Fund shall promptly provide an Acquired Fund with summary information regarding the aggregate amount of the Acquiring Funds’ investments in an Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request and to the extent it is not considered material non-public information.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)( I )(A) or Section 12(d)( I )(C) or knowing sale of shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(l)(B), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

3.  Representations of the Acquiring Funds.

(a)  In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C) or knowing sale of Shares by an Acquired Fund, Distributor, or Broker to an Acquiring Fund in excess of the limitations in Section 12(d)(l)(B), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

(b)  As of the date of this agreement, no Acquiring Fund holds outstanding voting securities of any Acquired Fund in excess of the limit in Section 12(d)(1)(A)(i). No Acquiring Fund will purchase or acquire shares of an Acquired Fund that would cause such Acquiring Fund to hold outstanding voting securities of such Acquired Fund in excess of the limit in Section 12(d)(l)(A)(i) without prior written approval from the Acquired Fund.

(c)  An Acquiring Fund shall promptly notify an Acquired Fund:

(i)  of any purchase or acquisition of shares of an Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities;

(ii)  if at any time the Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of the Acquired Fund’s total outstanding voting securities; and

(iii)  if at any time the Acquiring Fund and, if applicable, its Advisory Group no longer holds voting securities of the Acquired Fund in excess of an amount noted in clause (i) or (ii) above.

(d)  Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer: (a) will not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund; and (b) will notify the Acquired Fund if, notwithstanding compliance with clause (a) at the time of investment, the Acquired Fund subsequently holds 5% or more of the Acquired Fund’s total outstanding voting securities.

4.  Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher	Kevin Wuerfel
First Trust Portfolios L.P.	Vice President Investment Compliance
120 E. Liberty Drive, Suite 400	Franklin Templeton
Wheaton, IL 60187	One Franklin Parkway
Email: foflegal@ftportfolios.com	Building 920, 2nd Floor
With a copy to:	San Mateo, CA 94403
E-mail:
W. Scott Jardine, Esq.	Rule12d1-4InvestmentAgreements@franklintempleton.com
Attn: Legal Department
First Trust Portfolios L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
Email: foflegal@ftportfolios.com

5.  Term and Termination; Assignment; Amendment.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 5(b).

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, an Acquiring Fund may not purchase additional shares of an Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(l)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund or Acquired Fund upon the termination of such Acquiring Fund or Acquired Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund or Acquired Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(d)  This Agreement may not be assigned (as that term is defined in the 1940 Act) by either party without the prior written consent of the other.

(d)  This Agreement may be amended, including the addition of Acquired Funds to Schedule A, only by a writing that is signed by each affected party.

(f)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquiring Fund is a series, if applicable, or to the Acquiring Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

(g)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquired Fund is a series, if applicable, or to the Acquired Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

6.  Miscellaneous.

(a)  In no event and under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such losses or damages.

(b)  The Acquiring Funds and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(c)  For any Acquired Fund or Acquiring Fund that is a Massachusetts business trust or a series of a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund or Acquiring Fund or trust is on file with the Secretary of The Commonwealth of Massachusetts. Notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of an Acquired Fund or Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund or Acquiring Fund.

(d)  This Agreement will be governed by the laws of the State of Delaware without regard to its choice of law principles.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Franklin ETF Trust

Franklin Templeton ETF Trust

Legg Mason ETF Investment Trust

By:	/s/ Navid J. Tofigh
Name:	Navid J. Tofigh
Title:	Vice President

Ft Series, On Behalf of Its Existing and Future Series, Severally and not Jointly

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(each on behalf of its existing and future series, severally and not jointly)

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

SCHEDULE A

Acquiring Funds	Acquired Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Franklin ETF Trust

Franklin Liberty Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

Franklin LibertyQ International Equity Hedged ETF

Franklin LibertyQ U.S. Equity ETF

Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin LibertyQ U.S. Small Cap Equity ETF

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty Federal Intermediate Tax-Free Bond Opp. ETF

Franklin Liberty Federal Tax-Free Bond ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Senior Loan ETF

Franklin Liberty Systematic Style Premia ETF

Franklin Liberty Ultra Short Bond ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

A-1

SCHEDULE A

Acquiring Funds	Acquired Funds

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason Small-Cap Quality Value ETF

A-2

WISDOMTREE TRUST

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (“Agreement”) is made as of this 19th day of January, 2022, by and between WisdomTree Trust (the “Trust”), on behalf of each of its current and future series, severally and not jointly (each, an “Acquired Fund”) and FT Series, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange- Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, on behalf of each of their current and future series, severally and not jointly, set forth on Appendix A (each an “Acquiring Fund”).

WHEREAS, the Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”); or, in the case of FT Series, is registered with the SEC as a unit investment trust under the 1940 Act, and

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits investment by an investment company, as defined in the 1940 Act, and any company or companies controlled by such company, in any other investment company that is registered under the 1940 Act; and

WHEREAS, Section 12(d)(1)(B) of the 1940 Act limits the sale by a registered open-end investment company, any principal underwriter therefor, or any broker or dealer registered under the Securities Exchange Act of 1934 of any security issued by such registered open-end investment company, knowingly, to any other investment company; and

WHEREAS, Section 12(d)(1)(C) of the 1940 Act limits investment by an investment company, and any company or companies controlled by such investment company, in a registered closed-end investment company; and

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”), subject to compliance with the conditions of the Rule, exempts each Acquired Fund and each Acquiring Fund from the limits of Section 12(d)(1)(A), (B) and (C) of the 1940 Act, as applicable; and

WHEREAS, in reliance on the Rule, each Acquiring Fund may, from time to time, acquire Shares of one or more Acquired Fund in excess of the limits imposed by Section 12(d)(1)(A), (B) and (C), as applicable.

NOW, THEREFORE, in accordance with the Rule and in consideration of the potential benefits to an Acquired Fund and an Acquiring Fund arising out of the investment by the Acquiring Funds in an Acquired Fund, the parties agree as follows:

1.	Terms of Investment

(a)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)  In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, and Rule 6c-11, the Acquired Fund may honor any redemption request from the Authorized Participant acting as an intermediary to execute the Acquiring Fund’s transaction partially or wholly in-kind.

(ii)  Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund; provided, however, that the Acquiring Fund does not, in its sole discretion, determine that the requested information includes Material Non-Public Information.

(b)  In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule.

2.	Representation and Warranties of the Acquired Funds.

(a)  Pursuant to the Rule, the Acquired Funds will comply with this Agreement and the terms and conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Funds.

(b)  The Acquired Funds will comply with its obligations under this Agreement.

(c)  The Acquired Funds will promptly notify the Acquiring Funds if such Acquired Fund fails to comply with the Rule, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representation and Warranties of the Acquiring Funds.

(a)  Each Acquiring Fund will comply with this Agreement and the terms and conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time.

(b)  The Acquiring Fund will comply with its obligations under this Agreement.

(c)  The Acquiring Fund will promptly notify the Acquired Funds if such Acquiring Fund fails to comply with the Rule, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(d)  As of the date of this Agreement, an Acquiring Fund is prohibited from making an initial acquisition of shares of an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule until the Acquiring Fund has provided written notice to the Acquired Fund of its intent to acquire shares of such Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) in reliance on the Rule.

4.	Termination; Governing Law.

(a)  This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in the Acquired Fund made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 3(b).

(b) This Agreement will continue until terminated in writing by either party upon sixty (60) days’ written notice to the other party. This Agreement may be terminated with respect to one or more Acquiring Funds or Acquired Funds, and remain effective with respect to the remaining Acquiring Funds or Acquired Funds subject to this Agreement. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)  This Agreement will be governed by Delaware law without regard to choice of law principles.

5.	Notices.

All notices, including any information that either party is required to deliver to the other by the Rule or by this Agreement shall be in writing and shall be delivered by registered or overnight mail, facsimile or electronic mail to the address for each party set forth below (which may be changed from time to time upon written notice to the other party).

If to the Acquired Fund:

WisdomTree Trust

230 Park Avenue

New York, NY 10169

Attn: Fund Legal

Email: 12dNotice@wisdomtree.com

If to the Acquiring Fund:

Kristi Maher

First trust Portfolios, L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

W. Scott Jardine, Esq.

Attn: Legal Department

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

6.	Miscellaneous.

(a)  Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and representatives as applicable. This Agreement shall not be assignable. Any purported assignment in violation of the immediately preceding sentence shall be void and of no effect.

(b)  Amendment. With the exception of the contact information listed in Section 5, which may be changed from time to time upon notice to the other party, the parties may amend this Agreement only by a written agreement signed by both parties.

(c)  Counterparts. This Agreement may be executed in two counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by email or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by email shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by the party delivering it.

(d)  No Personal Liability. The First Trust Exchange-Traded Fund, First Trust Exchange- Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund, and First Trust Variable Insurance Trust, (each a "Trust") are each a Massachusetts business trust, and a copy of the Declaration of Trust of each Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Trust or an Acquiring Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

(e)  Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

(f)  Regulatory Filings. Any Acquiring Fund or Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

7.	Additional Funds.

In the event that any party wishes to include one or more series in addition to those originally set forth on Appendix A (each such series a “New Fund”), such party shall so notify the other party in writing, and, upon written agreement as contemplated in Section 6(b) above, each New Fund shall hereunder become an Acquiring Fund or an Acquired Fund, as the case may be, and Appendix A, as appropriate, shall be amended accordingly.

8.	Termination of Prior Agreements.

The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Company and the Trust that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12(d)(1) Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12(d)(1) Agreements.

IN WITNESS WHEREOF, the parties have duly executed this Acquiring Fund Investment Agreement as of the date first set forth above.

WISDOMTREE TRUST

By:	/s/ Jonathan Steinberg
Name:	Jonathan Steinberg
Title:	President

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P.

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

APPENDIX A

List of Funds to which the Agreement Applies

Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

Acquired Funds

WisdomTree ETFs

DOMESTIC EQUITY ETFs

CORE
Large Cap	Ticker	Exp. Ratio %
U.S. LargeCap	EPS	0.08
U.S. Quality Dividend Growth	DGRW	0.28
U.S. Multifactor	USMF	0.28
Mid & Small Cap	Ticker	Exp. Ratio %
U.S. MidCap	EZM	0.38
U.S. SmallCap	EES	0.38
U.S. SmallCap Quality Dividend Growth	DGRS	0.38
VALUE
Large Cap	Ticker	Exp. Ratio %
U.S. LargeCap Dividend	DLN	0.28
U.S. Total Dividend	DTD	0.28
U.S. High Dividend	DHS	0.38
U.S. Dividend ex-Financials	DTN	0.38
U.S. Value	WTV	0.12
Mid & Small Cap	Ticker	Exp. Ratio %
U.S. MidCap Dividend	DON	0.38
U.S. SmallCap Dividend	DES	0.38
GROWTH
Large Cap	Ticker	Exp. Ratio %
Growth Leaders	PLAT	0.20
U.S. Growth & Momentum	WGRO	0.55
EMERGING MARKETS EQUITY ETFs
Emerging Markets	Ticker	Exp. Ratio %
Emerging Markets High Dividend	DEM	0.63
Emerging Markets Quality Dividend Growth	DGRE	0.32
Emerging Markets Multifactor	EMMF	0.48
Emerging Markets SmallCap Dividend	DGS	0.58
Regional/Single Country	Ticker	Exp. Ratio %
India Earnings	EPI	0.84
INTERNATIONAL EQUTIY ETFs
International	Ticker	Exp. Ratio %
International Equity	DWM	0.48
International Multifactor	DWMF	0.38
Dynamic Currency Hedged International Equity	DDWM	0.40
International Large Cap Dividend	DOL	0.48
International Dividend ex-Financials	DOO	0.58
International High Dividend	DTH	0.58
International Hedged Quality Dividend Growth	IHDG	0.58
International Quality Dividend Growth	IQDG	0.42

International Mid & Small Cap	Ticker	Exp. Ratio %
International SmallCap Dividend	DLS	0.58
Dynamic Currency Hedged International SmallCap Equity	DDLS	0.48
International MidCap Dividend	DIM	0.58
Global	Ticker	Exp. Ratio %
Global ex-U.S. Quality Dividend Growth	DNL	0.42
Global High Dividend	DEW	0.58
Global ex-U.S. Real Estate	DRW	0.58
Regional/Single Country	Ticker	Exp. Ratio %
Japan Hedged Equity	DXJ	0.48
Europe Hedged Equity	HEDJ	0.58
Europe Quality Dividend Growth	EUDG	0.58
Germany Hedged Equity	DXGE	0.48
Regional/Single Country Small Cap	Ticker	Exp. Ratio %
Japan SmallCap Dividend	DFJ	0.58
Japan Hedged SmallCap Equity	DXJS	0.58
Europe SmallCap Dividend	DFE	0.58
Europe Hedged SmallCap Equity	EUSC	0.58
ESG ETFs
	Ticker	Exp. Ratio %
U.S. ESG	RESP	0.28
Emerging Markets ESG	RESE	0.32
International ESG	RESD	0.30
Emerging Markets ex-State-Owned Enterprises	XSOE	0.32
China ex-State-Owned Enterprises	CXSE	0.32
India ex-State-Owned Enterprises	IXSE	0.58
FIXED INCOME ETFs
Strategic Core	Ticker	Exp. Ratio %
Yield Enhanced U.S. Aggregate Bond	AGGY	0.12
Yield Enhanced U.S. Short-Term Aggregate Bond	SHAG	0.12
Mortgage Plus Bond	MTGP	0.45
Short Term Government	Ticker	Exp. Ratio %
Floating Rate Treasury	USFR	0.15
Interest Rate Strategies	Ticker	Exp. Ratio %
Interest Rate Hedged U.S. Aggregate Bond	AGZD	0.23
Interest Rate Hedged High Yield Bond	HYZD	0.43
Credit	Ticker	Exp. Ratio %
U.S. Corporate Bond	WFIG	0.18
U.S. Short-Term Corporate Bond	SFIG	0.18
U.S. High Yield Corporate Bond	WFHY	0.18

Emerging Markets	Ticker	Exp. Ratio %
Emerging Markets Local Debt	ELD	0.55
Emerging Markets Corporate Bond	EMCB	0.60
Currency Strategies	Ticker	Exp. Ratio %
Emerging Currency Strategy	CEW	0.55
Bloomberg U.S. Dollar Bullish	USDU	0.51
Chinese Yuan Strategy	CYB	0.45
ALTERNATIVE ETFs
Managed Futures	Ticker	Exp. Ratio %
Managed Futures Strategy	WTMF	0.65
Option-Based	Ticker	Exp. Ratio %
CBOE S&P 500 PutWrite Strategy	PUTW	0.44
Commodity	Ticker	Exp. Ratio %
Enhanced Commodity Strategy[1]	GCC	0.55
Credit	Ticker	Exp. Ratio %
Alternative Income*	HYIN	3.20
Target Range	Ticker	Exp. Ratio %
Target Range	GTR	0.70
CAPITAL EFFICIENT ETFs
Core	Ticker	Exp. Ratio %
U.S. Efficient Core[2]	NTSX	0.20
International Efficient Core	NTSI	0.26
Emerging Markets Efficient Core	NTSE	0.38
Tactical	Ticker	Exp. Ratio %
Efficient Gold Plus Gold Miners Strategy	GMDN	0.45
MEGATRENDS
	Ticker	Exp. Ratio %
Cloud Computing	WCLD	0.45
Cybersecurity	WCBR	0.45
BioRevolution	WDNA	0.45
Artificial Intelligence and Innovation	WTAI	0.45

1	Prior to 12/21/2020, the ticker symbol GCC was used for an Exchange Traded Commodity Pool trading under a different name and strategy.
2	Formerly WisdomTree 90/60 U.S. Balanced Fund.
*	This Fund operates as a Fund-of-Funds and is not covered under WisdomTree’s 12(d)(1) exemptive relief or Rule 12d1-4.

Execution Copy

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly, (each, an “Acquiring Fund”), and each closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) advised by DWS Investment Management Americas, Inc. (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”). Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a)  In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii)  no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii)  (A) except as provided in (B) below, or otherwise required by the Acquiring Fund's organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its staff from time to time, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:

Alan Rooney First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	Scott D. Hogan, Chief Compliance Officer c/o DWS Investment Management Americas, Inc. 100 Summer Street, 8th Floor Boston, MA 02110 Email: scott-d.hogan@db.com

With a copy to:	With a copy to:

W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	John Millette, Secretary c/o DWS Investment Management Americas, Inc. 100 Summer Street, 8th Floor Boston, MA 02110 Email: john.millette@db.com

5.	Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to this Section 5.

(b)  This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund upon the termination of such Acquiring Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) of the respective Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of the applicable Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a)  This Agreement may not be assigned by either party without the prior written consent of the other.

(b)  This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e)  The Acquiring Fund and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(f)  For any Acquired Fund that is a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the respective Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(g)  This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization of such Acquired Fund.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOSED-END FUNDS ADVISED BY DWS INVESTMENT MANAGEMENT AMERICAS, INC. BY: JOHN MILLETTE, VICE PRESIDENT AND SECRETARY

/s/ John Millette
Name:	John Millette
Title:	Vice President and Secretary

FT SERIES ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

BY: FIRST TRUST PORTFOLIOS L.P. ON BEHALF OF ACQUIRING FUNDS

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

Appendix A Acquired Funds

DWS Municipal Income Trust

DWS Strategic Municipal Income Trust

RULE 12dl-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of January 19, 2022, between FT Series (the “Trust”) on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule as such terms are defined below, severally and not jointly (each such entity and each series thereof, an “Acquiring Fund”), and each Acquired Fund listed on Schedule A (as amended from time to time), severally and not jointly (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Acquiring Fund is a unit investment trust (“UIT”) registered with the U.S. Securities and Exchange Commission (“SEC”) as an unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end investment company under the 1940 Act;

WHEREAS, Section 12(d)(l )(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(l)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12dl-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1)(A) and Section 12(d)(l)(C) of the 1940 Act, subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l)(A) and Section 12(d)(l)(C), as applicable, in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1.  Terms of Investment.

(a)  In accordance with the Rule, each Acquiring Fund and Acquired Fund agree that an Acquiring Fund may invest in an Acquired Fund in reliance on the Rule and as provided herein.

(b)  In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, each Acquired Fund and each Acquiring Fund agree as follows:

(i)  the Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) any Acquired Fund;

(ii)  the Acquiring Fund shall not purchase or otherwise acquire securities issued by any Acquired Fund in excess of the limit in Section 12(d)(l)(A)(i) of the 1940 Act (i.e., three percent (3%) of the total outstanding voting shares of the Acquired Fund);

(iii)  An Acquiring Fund shall not make any purchase or acquisition of shares in an Acquired Fund that results in the Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, holding more than I 0% of an Acquired Fund’s total outstanding voting securities; if such 10% ownership limit is exceeded in any Acquired Fund, the Acquiring Fund will notify the applicable Acquired Fund immediately and will not purchase any additional securities of the Acquired Fund;

(iv)  during the term of this Agreement, the Acquiring Fund agrees to appear at all Acquired Fund shareholder meetings or otherwise cause Acquired Fund shares owned by the Acquiring Fund to be counted as present thereat for purposes of calculating a quorum;

(v)  (A) except as provided in paragraph (B) below, or otherwise required by applicable law or rules thereunder, the Acquiring Fund will vote all Acquired Fund securities held by the Acquiring Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”);

     (B) an Acquiring Fund will vote on a non-routine matter in its own discretion (rather than Echo Voting) if il receives a timely request from the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter (as determined by the Acquired Fund) that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders. (vi) during the term of this Agreement, the Acquiring Fund will not effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, offer, engage in or propose (whether publicly or otherwise) or participate in, any “solicitation” of “proxies” (as defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended) with respect to any Acquired Fund or propose any matter for submission to a vote of shareholders of any Acquired Fund. Additionally, the Acquiring Fund will not knowingly sell shares of any Acquired Fund to any investor which the Acquiring Fund knows or reasonably should know to be engaged in acquiring or holding the securities of publicly traded companies with a purpose or effect of changing or influencing control of such companies, or in connection with or as a participant in any transactions having that purpose or effect; and

(vii)  upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund, to the extent it is not considered material non-public information.

(c)  In order to assist the Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, the Acquiring Fund and Acquired Fund agree that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

(d)  Each Acquiring Fund and Acquired Fund acknowledges that, as closed-end funds, the Acquired Funds do not permit daily redemptions, and that Acquired Funds that permit periodic repurchases, such as interval funds that operate under Rule 23c-3 under the 1940 Act or funds that conduct periodic tender offers pursuant to Rule 13e-4 under the Securities Exchange Act of 1934, as amended, would do so only under prescribed circumstances. Upon reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund, to the extent it is not considered material non-public information.

(e)  An Acquiring Fund shall promptly provide an Acquired Fund with summary information regarding the aggregate amount of the Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request and to the extent it is not considered material non-public information.

2.  Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

3.  Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A) or Section 12(d)(l)(C), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or fails to comply with this Agreement.

4.  Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund: Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com

If to the Acquired Fund:

Kevin Wuerfel

Vice President Investment Compliance

Franklin Templeton

One Franklin Parkway

Building 920, 2nd Floor

San Mateo, CA 94403

E-mail: Rulel2dl-4InvestmentAgreements@franklintempleton.com

With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com

5.  Term and Termination.

(a)  This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section S(b).

(b)  This Agreement shall continue until terminated in writing (i) by either party upon 60 days’ notice to the other party or (ii) by a non-breaching party immediately if the other party is in material breach of this Agreement. Upon termination of this Agreement, an Acquiring Fund may not purchase additional shares of an Acquired Fund beyond the Section 12(d)(1)(A) or Section 12(d)(l)(C) limits in reliance on the Rule. For purposes of clarity, upon termination of the Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate the Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c)  If this Agreement is terminated pursuant to Section S(b) hereof with respect to an Acquiring Fund and corresponding Acquired Fund, the provisions set forth in Sections 1(b)(iv) and (v) shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds voting securities of the applicable Acquired Fund.

6.  Assignment, Amendment; Miscellaneous.

(a)  This Agreement may not be assigned (as that term is defined in the 1940 Act) by either party without the prior written consent of the other.

(b)  This Agreement may be amended, including the addition of Acquiring Funds and Acquired Funds to Schedule A, only by a writing that is signed by each affected party. Notwithstanding the foregoing, Schedule A may be amended by a party that is a UIT to add series thereof as additional Acquiring Funds from time to time. Such party shall deliver notice of such amendment to the Acquired Funds at least annually.

(c)  This Agreement shall automatically terminate with respect to a particular Acquiring Fund or Acquired Fund upon the termination of such Acquiring Fund or Acquired Fund. Such termination of the Agreement on behalf of the respective Acquiring Fund or Acquired Fund shall not terminate this Agreement with respect to other Acquiring Funds and Acquired Funds that are parties hereto.

(d)  In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquiring Fund is a series, if applicable, or to the Acquiring Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

(e)  In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund(s) that is involved in the matter in controversy for satisfaction, and not to any other series of the trust or corporation of which any such Acquired Fund is a series, if applicable, or to the Acquired Funds’ directors, trustees, officers, employees or shareholders, or any of them, or any of their personal assets for such satisfaction.

(f)  In no event and under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such losses or damages.

(g)  The Acquiring Funds and Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

(h)  For any Acquired Fund that is a Massachusetts business trust or a series of a Massachusetts business trust, a copy of the Declaration of Trust of such Acquired Fund or trust is on file with the Secretary of The Commonwealth of Massachusetts. Notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of an Acquired Fund shall have any personal liability under this Agreement and that this Agreement is binding only upon the assets and property of the applicable Acquired Fund.

(i)  This Agreement will be governed by the laws of the State of Delaware without regard to its choice of law principles.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FT SERIES, ON BEHALF OF ITS EXISTING AND FUTURE SERIES, SEVERALLY AND NOT JOINTLY

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

ACQUIRED FUNDS IDENTIFIED ON SCHEDULE A

UNDER THE HEADING “FRANKLIN FUNDS”

By:	/s/ Navid Tofigh
Name:	Navid Tofigh
Title:	Vice President

ACQUIRED FUNDS IDENTIFIED ON SCHEDULE A

UNDER THE HEADING “LEGG MASON PARTNERS CLOSED END FUNDS HOARD”

By:	/s/ Jane Trust
Name:	Jane Trust
Title:	President

ACQUIRED FUNDS IDENTIFIED ON SCHEDULE A

UNDER THE HEADING “TEMPLETON FUNDS”

By:	/s/ Navid Tofigh
Name:	Navid Tofigh
Title:	Vice President

ACQUIRED FUNDS IDENTIFIED ON SCHEDULE A

UNDER THE HEADING “WESTERN ASSET FUNDS BOARD”

By:	/s/ Jane Trust
Name:	Jane Trust
Title:	President

SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds	Acquired Funds

FT Series

All Existing and Future Series (as specified in an annual notice listing the series of FT Series that are Acquiring Funds for purposes of this Agreement)

The FT Series Acquiring Funds as of 1/19/2022 are:

Alternative Income Portfolio

Balanced Income Portfolio

Balanced Income Select Portfolio

Core Three Closed-End Allocation Portfolio

Discount Opportunity Closed-End Portfolio

Diversified High Income Closed-End Portfolio

Dividend & Income Select Closed-End Portfolio

Dividend & Income Value Portfolio

Equity Closed-End Portfolio

Forster Financial Freedom Portfolio

Global Bond Income Closed-End Portfolio

High-Yield Income Closed-End Portfolio

Income & Treasury Portfolio

Income Allocation Closed-End Portfolio

Inflation Hedge and Global Commodities Portfolio Series

Interest Rate Hedge Portfolio

January Effect Portfolio

MLP Closed-End Fund and Energy Portfolio

MLP Closed-End Portfolio

Municipal Advantage Closed-End and ETF Portfolio

Municipal Income Closed-End Portfolio

Municipal Income Opportunities Closed-End Portfolio

Municipal Income Select Closed-End Portfolio

Private Client Equity Trust

Senior Loan & Limited Duration Closed-End Portfolio

Senior Loan & Limited Duration Opportunities Closed End Portfolio

Strategic Dividend Select Portfolio

Strategic Income Advantage Opportunity Closed-End Portfolio

Strategic Income Advantage Select Closed-End Portfolio

Strategic Income Closed-End Portfolio

Strategic Income Select Closed-End Portfolio

U.S. Equity Closed-End Portfolio

Franklin Funds Franklin Advisers, Inc. Franklin Limited Duration Income Trust Franklin Universal Trust

Legg Mason Partners Closed End Funds Board

Legg Mason Partners Fund Advisor, LLC

Brandywine GLOBAL - Global Income Opportunities Fund Inc.

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

LMP Capital and Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Templeton Funds

Franklin Advisers, Inc.

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Franklin Templeton Investment Management ltd.

Templeton Dragon Fund, Inc.

Templeton Asset Management Ltd.

Templeton Emerging Markets Fund

Western Asset Funds Board

Western Asset Management Company, LLC

Western Asset Inflation-Linked Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Investment Grade Income Fund Inc.

Western Asset Premier Bond Fund

A-1

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

This Agreement, dated as of January 19, 2022, between FT Series (the “Trust”), on behalf of each of its existing and future series that invests in an Acquired Fund in reliance on the Rule (as such terms are defined below), severally and not jointly (each, an “Acquiring Fund”), and each closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), advised by Royce & Associates, LP (the “Adviser”), that is listed on Appendix A hereto (as may be amended from time to time), severally and not jointly (each, an “Acquired Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the 1940 Act and each Acquiring Fund is a series of the Trust;

WHEREAS, the Trust intends that this Agreement be applicable to its existing series as of the date hereof and all series subsequently established by the Trust;

WHEREAS, each Acquired Fund is registered with the SEC as a closed-end management investment company and advised by the Adviser and the parties hereto intend that this Agreement to be applicable to all registered closed-end funds advised by the Adviser that are listed on Appendix A, as may be amended from time to time;

WHEREAS, Section 12(d)(1)(A) limits the extent to which a registered investment company may invest in shares of other registered investment companies, including, in pertinent part, Section 12(d)(1)(A)(i) which prohibits a registered investment company (and any company or companies controlled by it) to purchase or otherwise acquire any security issued by any other investment company if the acquiring company (and any company or companies controlled by it) immediately after such purchase or acquisition own in the aggregate more than 3% of the total outstanding voting stock of the acquired company (the “3% Limit”).

WHEREAS, Section 12(d)(1)(C) of the 1940 Act further limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule, which conditions include, without limitation, the entrance by such registered investment companies into a fund of funds investment agreement that complies with the requirements of Rule 12d1-4(b)(2)(iv); and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of certain limitations of Section 12(d)(1) in reliance on the Rule;

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Terms of Investment.

(a) In accordance with the Rule, the Acquiring Funds and the Acquired Funds agree that the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and as provided herein.

(b) In order to help reasonably address the risk of undue influence associated with an Acquiring Fund’s investment in an Acquired Fund, each Acquiring Fund and each Acquired Fund agree as follows:

(i) an Acquiring Fund and its advisory group as such term is defined in the Rule, will not control (individually or in the aggregate) an Acquired Fund;

(ii) no Acquiring Fund shall purchase or otherwise acquire securities issued by an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act (i.e., the 3% Limit); and

(iii) (A) except as provided in (B) below, or otherwise required by the Acquiring Fund's organizational documents or applicable law or rules thereunder, the Acquiring Fund will vote its securities held of an Acquired Fund in the same proportion as the vote of all other holders of such securities (“Echo Voting”).

(B) an Acquiring Fund will consider voting on a non-routine matter in its own discretion (rather than Echo Voting) if requested by the Acquired Fund. If an Acquired Fund requests that an Acquiring Fund consider a non-routine matter that is pending shareholder vote, the Acquired Fund must provide notice of the non-routine shareholder vote to the parties listed in Section 4 of this Agreement at least thirty (30) days prior to the vote. Upon a timely request, the Acquiring Fund will consider the non-routine matter and vote in accordance with the best interest of its unitholders or shareholders. (c) In order to assist each Acquiring Fund’s principal underwriter or depositor with evaluating the complexity of the structure and the fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide the respective Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by such Acquiring Fund with reference to the Rule. In accordance with the foregoing and in recognition of each Acquired Fund’s obligations regarding disclosure of material nonpublic information under applicable laws, rules and regulations, including without limitation Regulation FD, each Acquiring Fund and each Acquired Fund agrees that the information on fees and expenses of each Acquired Fund shall be provided through delivery or access to publicly available documents.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations set forth in Section 12(d)(1)(A)(ii) or Section 12(d)(1)(A)(iii), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to such Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to the Acquiring Fund’s investment in such Acquired Fund, or this Agreement.

3.	Representations of the Acquiring Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations set forth in Section 12(d)(1)(A)(ii) or Section 12(d)(1)(A)(iii), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to such Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to such Acquiring Fund’s investment in the Acquired Fund, or this Agreement.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement or the Rule, shall be in writing and shall be delivered by registered or overnight mail or electronic mail to the address for each party specified below or to such other person or address as such party may designate for receipt of such notice.

If to the Acquiring Fund:	If to the Acquired Fund:
Kristi Maher First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	[Name of Acquired Fund] c/o Royce & Associates, LP Attn: Bruno Lavion 745 Fifth Avenue New York, NY 10151 Email: blavion@royceinvest.com
With a copy to: W. Scott Jardine, Esq. Attn: Legal Department First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 Email: foflegal@ftportfolios.com	With a copy to: Royce & Associates, LP Attn: John E. Denneen General Counsel 745 Fifth Avenue New York, NY 10151 Email:jdenneen@royceinvest.com

5.	Term and Termination.

(a) This agreement shall constitute a separate agreement between each Acquiring Fund and each Acquired Fund. This Agreement shall be effective for the duration of each Acquiring Fund’s and each Acquired Fund’s reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of this Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, this Agreement shall continue in effect until terminated pursuant to this Section 5.

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the respective Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the limits of Section 12(d)(1)(A) in reliance on the Rule. For purposes of clarity and the avoidance of any ambiguity, upon termination of this Agreement, the Acquiring Fund will not be required to reduce its holdings of the respective Acquired Fund. Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that any termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

(c) This Agreement shall automatically terminate with respect to a particular Acquiring Fund and/or Acquired Fund upon the termination or liquidation of such Acquiring Fund and/or Acquired Fund. This Agreement shall also automatically terminate with respect to a particular Acquired Fund upon the conversion of such Acquired Fund from a closed-end management investment company into an open-end management investment company. Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that any termination of this Agreement with respect to a particular Acquiring Fund and/or Acquired Fund shall not terminate this Agreement as to other Acquiring Funds and Acquired Funds that are parties hereto.

6.	Survival Provision.

If this Agreement is terminated pursuant to Section 5(b) hereof with respect to an Acquiring Fund and the corresponding Acquired Fund, the provisions set forth in Section 1(b)(iii) hereof with respect to such Acquiring Fund shall survive and be a continuing obligation of such Acquiring Fund so long as the Acquiring Fund holds the voting securities of such Acquired Fund.

7.	Assignment; Amendment; Miscellaneous

(a) This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of this Agreement in contravention of the immediately preceding sentence shall be null and void and of no force or effect.

(b) This Agreement may be amended only by a writing that is signed by each affected party; provided, however, that Appendix A to this Agreement may be amended by the Adviser to add additional Acquired Funds by providing notice to the Acquiring Fund in accordance with Section 4.

(c) In any proceeding or action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other Acquiring Fund of the Trust.

(d) In any proceeding or action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other Acquired Fund hereunder.

(e) The Acquiring Funds and the Acquired Funds may file a copy of this Agreement with the SEC or any other regulatory body as necessary or appropriate under applicable laws, rules, or regulations.

(f) [Reserved.]

(g) This Agreement shall be construed on behalf of an Acquired Fund in accordance with the laws of the State of organization or incorporation of such Acquired Fund.

(h) In no event and under no circumstances shall any party to this Agreement be liable to any person, including, without limitation, any other party to this Agreement or any third-party beneficiary, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provisions of this Agreement, even if such party had been advised of the possibility of such loss or damages.

(i) The parties acknowledge and agree that, notwithstanding anything to the contrary contained in this Agreement, each investment adviser, including any sub-adviser, to any Acquiring Fund and to any Acquired Fund is and shall be an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Acquired Fund Listed in Exhibit A

(Severally and Not Jointly)

By: Royce & Associates, LP, on Behalf of each Acquired Fund

/s/ Christopher D. Clark
Name:	Christopher D. Clark
Title:	Chief Executive Officer

Ft Series on Behalf Of Each of its Existing and Future Series

By: First Trust Portfolios L.P., on Behalf of each Acquiring Fund

/s/ James M. Dykas
Name:	James M. Dykas
Title:	Chief Financial Officer

APPENDIX A

RULE 12d1-4

UNIT INVESTMENT TRUST OF CLOSED-END FUNDS INVESTMENT AGREEMENT

List of Acquired Funds to Which Rule 12d1-4 Unit Investment Trust

of Closed-End Funds Investment Agreement Applies

Acquired Funds
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.